Supplement dated September 27, 2019
to the

Cushing® MLP Infrastructure Fund
Summary Prospectus, dated March 30, 2019, as supplemented June 18, 2019
Prospectus, dated March 30, 2019
and
Statement of Additional Information, dated March 30, 2019

Important Notice Regarding Changes in Investment Policies and Other Related Matters
The Board of Trustees of the Trust has approved changes in the Fund’s principal investment policies, effective as of December 1, 2019. In connection with these changes, changes will be made to the Fund’s name and tickers and portfolio management team. The Fund’s investment adviser has also agreed to a reduction in the Fund’s contractual management fee and an amendment to the Fund’s expense limitation agreement, each effective as of December 1, 2019. Finally, effective immediately, the Fund has determined to cease offering Class C Shares.
Fund Name and Tickers
Effective as of December 1, 2019, the Cushing® MLP Infrastructure Fund’s name will change to the “Cushing® NextGen Infrastructure Fund” and the ticker symbols for the Fund’s share classes will change to NXGAX for Class A Shares and NXGNX for Class I Shares. Accordingly, effective as of December 1, 2019:

•	all references to the “Cushing® MLP Infrastructure Fund” are deleted and replaced with “Cushing® NextGen Infrastructure Fund”; and

•	all references to “PAPEX” are deleted and replaced with “NXGAX”;

•	all references to “PIPEX” are deleted and replaced with “NXGNX”.
Share Classes
Class C Shares of the Fund are no longer offered.
Principal Investment Strategies of the Fund
Effective as of December 1, 2019, the section following the heading “Summary—Principal Investment Strategies of the Fund” in the Summary Prospectus and “Additional Information About the Fund—Principal Investment Strategies of the Fund” in the Prospectus shall be deleted and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies. The Fund is non-diversified and it may invest in companies of any market capitalization size.
The infrastructure investment landscape is rapidly evolving due to technological advancement and obsolescence. While some energy and industrial infrastructure companies (sometimes referred to as “traditional” infrastructure companies) are now in their maturity phase, many traditional infrastructure companies have become leaders in implementing technological innovations. The Fund’s next generation focus within the infrastructure investment landscape consists of these innovative infrastructure companies along with sustainable infrastructure companies and technology and communication infrastructure companies. Similar to traditional infrastructure assets, which provide the underlying foundation of basic services, facilities and institutions and are often said to form the “backbone” of the economy, technology and communication infrastructure assets provide the underlying foundation of the data that drives the modern knowledge economy.
The Fund considers an infrastructure company to be any company that has at least 50% of its assets, income, revenue, sales or profits committed to or derived from the ownership, operation, management, construction, development, servicing or financing of infrastructure assets. Infrastructure assets include energy and industrial infrastructure assets, sustainable infrastructure assets and technology and communication infrastructure assets. Energy and industrial infrastructure assets are physical structures, networks and systems of transportation, energy, water and sewage, security and communications. Examples of energy and industrial infrastructure assets include: toll roads; bridges and tunnels; airports; seaports; railroads; electricity transmission and distribution lines; facilities used in gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products; water and sewage treatment facilities and distribution pipelines; communication towers, cables, and satellites; and security systems related to the foregoing assets. Sustainable infrastructure assets include renewable energy infrastructure assets such as power generation from renewable and other clean energy sources, including utility scale and distributed solar power, wind, hydroelectric and geothermal power, renewable energy storage and electric vehicle charging networks, as well as waste collection and recycling, water purification and desalinization. Technology and communication infrastructure assets consist of assets, systems and technologies that collect, enable, analyze, optimize, automate, transmit and secure the data that allows businesses and other organizations to operate. Examples of technology and communications infrastructure assets include: data centers, cloud, hosting, and database systems, transactional and financial back end systems, customer relationship management systems, smart city technologies, network security and cybersecurity, automation systems, human resource and workforce management and industry specific infrastructure software.
The Fund will invest at least 25% of its assets in companies operating in the energy and energy infrastructure sectors.
The Fund will not invest more than 25% of its total assets in MLPs that are treated as Qualified Publicly Traded Partnerships (as defined below) for U.S. federal income tax purposes.
The Fund may invest in debt securities of any maturity or duration (a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years). Debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another statistical rating organization, or, if unrated, as determined by the Investment Adviser to be of comparable credit quality) are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. The Fund will not invest more than 5% of its total assets in debt securities that are rated, at the time of investment, below B3 by Moody’s or B- by S&P or Fitch or comparably rated by another rating agency or, if unrated, as determined by the Investment Adviser to be of comparable credit quality.
The Investment Adviser uses a fundamental investment framework that includes quantitative, qualitative and ESG factors. The Investment Adviser’s investment process incorporates rigorous analysis of industry sectors and company fundamentals, combined with extensive industry expertise to identify the most attractive and appropriate investment opportunities in the infrastructure and next generation infrastructure universe. The results of the proprietary investment process will influence the weightings of positions held by the Fund within each industry subsector. In addition, the Investment Adviser has a dedicated risk management team and quantitative analysis team to actively oversee the Fund’s investment portfolio.
Fundamental analysis. The Investment Adviser employs a team of dedicated industry analysts to research companies and sectors. The fundamental investment process begins with a thorough top-down evaluation of each investable subsector, including underlying economics and policy considerations, to determine relative attractiveness.
Quantitative analysis considerations. After establishing an investment thesis on the relevant subsectors, individual securities are chosen based on suitability and issuer fundamentals, consisting of financial projections, valuations and other considerations. The Investment Adviser may create proprietary financial models designed to help forecast company earnings, growth potential and valuation targets and to identify investment risks.
Qualitative analysis considerations. The Investment Adviser’s security selection process involves discussions by the investment team regarding the results of the quantitative analysis considerations along with the qualitative characteristics of current and potential portfolio holdings. These qualitative characteristics include, but are not limited to, asset-related strengths and weaknesses, market and subsector sentiment, the strength of issuer management and potential impact of regulatory policy or tax changes.
ESG analysis considerations. The Investment Adviser is committed to considering material environmental, social and governance factors when evaluating portfolio investments. The Investment Adviser’s investment process seeks to identify and focus on environmental, social and corporate governance (“ESG”) factors (which may include a review of third party ESG ratings) that may impact the long-term value of investments and the total return of the portfolio. ESG factors and criteria may include, but are not limited to, environmental impact and sustainability issues, employee practices, corporate governance, stakeholder relations and business ethics.
Portfolio construction and management considerations. Once a security is chosen for inclusion, the Investment Adviser determines the appropriate level of exposure based on anticipated risk-adjusted return potential and other factors such as trading liquidity, contribution attributes and ESG considerations.
Risk management considerations. An overlay to the fundamental investment process is the Investment Adviser’s risk management function, which is designed to provide independent oversight over the Fund’s portfolio. The Investment Adviser’s dedicated risk management team monitors the portfolio for risk factors, such as value at risk (VaR), liquidity concerns, subsector concentration, position exposure and attribution impacts.
The Investment Adviser’s buy discipline incorporates liquidity and valuation considerations for each investment chosen from the fundamental analysis process. The Investment Adviser’s sell discipline considers a combination of price appreciation relative to initial price targets, relative valuation metrics and macro or policy issues which may impact the original thesis.
Effective as of December 1, 2019, the following risk factor shall be added after “Concentration Risk” under the heading “Summary—Principal Risks of Investing in the Fund” in the Summary Prospectus and “Additional Information About the Fund—Principal Risks of Investing in the Fund” in the Prospectus:
Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation or adverse actions by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets. Recently imposed tariffs on imports to the United States could affect operating or construction costs for a number of companies in which the Fund invests.
Sustainable infrastructure investments are subject to certain additional risks including high dependency upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets; adverse impacts from the reduction or discontinuation of tax benefits and other similar subsidies that benefit sustainable infrastructure companies; dependency on suitable weather condition and risk of damage to components used in the generation of renewable energy by severe weather; adverse changes and volatility in the wholesale market price for electricity in the markets served; the use of newly developed, less proven, technologies and the risk of failure of new technology to perform as anticipated; and dependence on a limited number of suppliers of system components and the occurrence of shortages, delays or component price changes. There is a risk that regulations that provide incentives for renewable energy could change or expire in a manner that adversely impacts the market for sustainable infrastructure companies generally.
Technology and communications infrastructure investments are subject to certain additional risks including rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; high research and development costs; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; frequent new product introductions and new market entrants; cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data, denial of service attacks, unauthorized access to relevant systems, compromises to networks or devices that the information infrastructure companies use, or operational disruption or failures in the physical infrastructure or operating systems, potentially resulting in, among other things, financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs.
Fees and Expenses
Effective as of December 1, 2019, the section following the heading “Summary—Fees and Expenses of the Fund” in the Summary Prospectus shall be deleted and replaced with the following:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Decide Which Class of Shares to Buy” beginning on page 32 of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fee paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)…………………………………………………….	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)…………………	None(a)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends…..	None	None
Redemption Fee (as a percentage of amount redeemed)…………………	None	None
Wire Transfer Fee(b)…………………………………………..…………..	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees………………………………………………………	0.85%	0.85%
Distribution (12b-1) and/or Service Fees………………………………	0.25%	None
Other Expenses(c)(d)……………………………………………………..	0.95%	0.91%
Total Annual Fund Operating Expenses	2.05%	1.76%
Expense Waiver/Reimbursement(d)…………………………………….	(0.550)%	(0.510)%
Total Annual Fund Operating Expenses (After Expense Waiver/Reimbursement)…………………………………………………	1.50%	1.25%

(a)	Investors who purchase more than $1,000,000 of Class A Shares may be assessed a contingent deferred sales charge of 1.00% upon redemptions within twelve (12) months of purchase.

(b)	Investors who have redemption proceeds wired to their bank account will be charged a wire transfer fee of $15. In addition, your bank may charge a fee for receiving wires.

(c)	Based upon amounts incurred during the Fund’s prior fiscal year.

(d)
The Investment Adviser has agreed to waive or reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses of Class A Shares and Class I Shares (including the management fee, but exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.50% and 1.25%, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before March 31, 2021 and may be modified or terminated by the Investment Adviser at any time thereafter.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first two years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares ......................	$704	$1,058	$1,491	$2,689

Class I Shares........................	$128	$447	$844	$1,954

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares ......................	$704	$1,058	$1,491	$2,689

Class I Shares........................	$128	$447	$844	$1,954

Effective as of December 1, 2019, the section following the heading “Management of the Fund—Advisory Agreement” in the Prospectus shall be deleted and replaced with the following:
The Investment Adviser manages the overall investment operations of the Fund in accordance with its investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of an investment advisory agreement between the Investment Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”).

Under the terms of the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to a 0.85% of the average daily value of the Fund’s “Managed Assets” during such month.

As used in the Advisory Agreement, “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities) and/or (ii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

The Investment Adviser has agreed to waive or reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses of Class A Shares and Class I shares (including the management fee, but exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.50% and 1.25%, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before March 31, 2021 and may be modified or terminated by the Investment Adviser at any time thereafter.

A discussion regarding the basis for the Board’s most recent approval of the Advisory Agreement is available in the Fund’s Semi-Annual Report for the period ending May 31, 2019.

Effective as of December 1, 2019, the third paragraph following the heading “Investment Advisory Agreement” in the Statement of Additional Information shall be deleted and replaced with the following:

For its services the Investment Adviser is paid a fee at the end of each calendar month equal to 0.85% of the average daily value of the Fund’s Managed Assets (as defined below) during such month. Prior to December 1, 2019, the advisory fee equaled 1.00% of the average daily value of the Fund’s Managed Assets. This advisory fee is allocated pro rata among the classes of the Fund’s shares based on the amount of net assets represented by each class. The following table summarizes the investment advisory fees paid and any advisory fees waived pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended November 30. Information for periods prior to December 18, 2017 reflects the Predecessor Fund.

Portfolio Management
Effective as of December 1, 2019, the section following the heading “Summary—Portfolio Managers” in the Summary Prospectus shall be deleted and replaced with the following:
Jerry V. Swank, Founder, Chairman, Managing Partner and Chief Investment Officer of the Investment Adviser, Saket Kumar, Portfolio Manager and Co-Chief Investment Officer, Global Equities of the Investment Adviser, Alex Palma, Portfolio Manager and Senior Research Analyst of the Investment Adviser and Hari Kusumakar, Portfolio Manager and Senior Research Analyst of the Investment Adviser, are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Swank has been a portfolio manager of the Fund since the inception of the Predecessor Fund, Messrs. Kumar, Palma and Kusumakar have been portfolio managers of the Fund since 2019.
Effective as of December 1, 2019, the section following the heading “Management of the Fund—Portfolio Management” in the Prospectus shall be deleted and replaced with the following:
Jerry V. Swank is Founder, Chairman, Managing Partner and Chief Investment Officer of the Investment Adviser. Mr. Swank formed Swank Capital, LLC and the Investment Adviser in 2000 and 2003. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Markit). Prior to joining John S. Herold, Inc., Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP Total Return Fund, The Cushing® Energy Income Fund, The Cushing® Renaissance Fund, Cushing® Mutual Funds Trust and Cushing® ETF Trust. Mr. Swank has been a portfolio manager of the Fund and the Predecessor Fund since inception.
Saket Kumar is a Partner, Portfolio Manager and Co-Chief Investment Officer, Global Strategies, of the Investment Adviser. Mr. Kumar originally joined the firm in 2008 as a Senior Research Analyst and rejoined the Investment Adviser in 2012 after a one-year research analyst position with Citadel Investment Group. Mr. Kumar received an MBA in finance and accounting from Southern Methodist University and a BS in marine engineering from Marine Engineering and Research Institute in India.
Alex Palma is a Portfolio Manager and Senior Research Analyst of the Investment Adviser. Mr. Palma joined the Investment Adviser in in 2013 to cover the industrials and oil field services sectors. Previously, he worked as a research analyst and trader for an event driven hedge fund. Prior to that, he worked in institutional equity sales for Merrill Lynch. He earned his BA in accounting from Furman University. Mr. Palma is also a CFA® charterholder.
Hari Kusumakar is a Portfolio Manager and Senior Research Analyst of the Investment Adviser. Hari Kusumakar has worked in investment research since 2010 and joined the Investment Adviser in 2018. Previously he worked as an equity research analyst for Tiger Legatus Capital Management, a tiger-seeded long/short equity hedge fund in New York. Prior to that, he worked at Moody’s Corporation as a credit research analyst. He earned his MBA from MIT Sloan School of Management; MS in industrial and system engineering from The Ohio State University; and BS in chemical engineering from Indian Institute of Technology, Bombay.
The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
Effective as of December 1, 2019, the section following the heading “Portfolio Managers—Other Accounts Managed by the Portfolio Managers” in the Statement of Additional Information shall be deleted and replaced with the following:
The following table reflects information regarding accounts for which each portfolio manager has day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts and (c) other accounts.

As of November 30, 2018, Mr. Swank managed or was a member of the management team for the following client accounts (excluding the Fund):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	7	$1,838,429,508	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$153,156,427	4	$153,156,427
Other Accounts	27	$1,092,787,439	0	$0

As of November 30, 2018, Mr. Kumar managed or was a member of the management team for the following client accounts (excluding the Fund):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	371,992,3253	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0		$0	$0
Other Accounts	1	$2,396,588	0	$0

As of November 30, 2018, neither Mr. Palma nor Mr. Kusumakar managed or was a member of the management team for any client accounts.

Effective as of December 1, 2019, the section following the heading “Portfolio Managers—Ownership of Securities” in the Statement of Additional Information shall be deleted and replaced with the following:
As of November 30, 2018, the portfolio managers beneficially owned securities of the Fund in the dollar range shown in the following table. The last column of the table reflects each portfolio manager’s aggregate beneficial ownership of all funds in the Cushing Fund Complex.

Dollar Range of Equity Securities in the Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund	Class A	Class I	Dollar Range of Equity Securities in the Cushing Fund Complex(1)
Jerry V. Swank	Over $100,000	None	None	Over $100,000
Saket Kumar	None	None	None	None
Alex Palma	None	None	None	None
Hari Kusumakar	None	None	None	None

(1)
The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are nine funds in the Fund Complex.

Please retain this Supplement for your future reference.

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